EXHIBIT 10.6.3

[FORM OF JABIL CIRCUIT, INC. 2002 STOCK INCENTIVE PLAN-UK SUBPLAN
CSOP OPTION CERTIFICATE]

[F O R M   O F   O P T I O N   C E R T I F I C A T E]

Certificate No. «CSOP_Option_Number»

Jabil Circuit, Inc. (“the Company”)

This is to Certify that «First» «Last» of
«Address1», «Address2», «City» «District» «Postal_Code», «Location»

is the holder of an option (the “Option”) granted on October 2, 2003 to acquire «CSOP» shares of Common Stock of $.001 each in the capital of the Company at an Exercise Price of $26.14 per share of Common Stock. The Option is granted subject to and incorporating the Rules of the Jabil Circuit, Inc. Company Stock Option Plan (“the Sub-Plan”) and is exercisable in accordance with the terms of the Sub-Plan.

*Subject to the Rules of the Sub-Plan, the Option may be exercised as set out below:

Number of shares of
Common Stock	First Exercise Date	Option Lapse
«CSOP»	The Option shall vest at the rate of 12% of the shares upon the expiration of six (6) months after the Date of Grant and 2% of the shares at the end of each month thereafter provided that you are an Employee of, or Consultant to, the Company or its Subsidiary.	October 2, 2013

The Option is personal to you and may not be assigned or transferred.

The Option and any shares of common stock transferred pursuant to an exercise thereof are subject to the by-laws of the Company.

Note: A Notice of Exercise in respect of the Common Stock subject to the Option is on the reverse of this certificate. It must be completed and submitted to the Financial Controller at your location with this certificate if you wish to exercise your Option in whole or in part.

*You may be entitled to exercise your option earlier (and your Option may expire earlier) in special circumstances specified in the rules of the Sub-Plan.

By:	Timothy L. Main
Title:	President and CEO

PLEASE READ THE NOTES AT THE FOOT OF THIS FORM
CAREFULLY BEFORE COMPLETING IT

NOTICE OF EXERCISE

The Secretary of
Jabil Circuit, Inc. (“the Company”)

(1) I hereby give notice to the Company that immediately upon receipt of this notice, I am exercising my right granted in the attached Option Certificate to purchase

(2)shares of Common Stock in the capital of the Company at the Exercise Price per share specified in the Option Certificate. I hereby request you on transfer of the stock to arrange for my name to be placed on the Register of Members and I agree to accept the said Common Stock subject to the by-laws of the Company.

I am acquiring the Common Stock as beneficial owner/personal representative of the Option-holder and not as trustee or nominee for any other person.

I enclose a remittance for (3) $                                         being the amount payable on the transfer of the Common Stock in respect of which I am exercising the Option.

I hereby request you to dispatch evidence of title for the Common Stock to be registered in my name and, if applicable, an Option Certificate in respect of the balance of the Common Stock subject to option, by post at my risk, to the address mentioned below.

Signature

Surname

Forename(s)

Address

NOTES

(1)	Although the Option is personal to you, it may be exercised by your personal representative) if you die while it is still capable of exercise, provided your personal representative does so within twelve months from the date of your death, or ten years from the date of grant (if sooner). If there is more than one personal representative, each one must sign this form.

(2)	Please indicate the number of shares of Common Stock in respect of which you wish to exercise your Option on this occasion, which must not exceed the number of shares of Common Stock specified in the Option Certificate. If no amount is inserted, you will be deemed to have exercised your rights in respect of that number of shares of Common Stock which can be acquired with the moneys represented by your remittance.

(3)	The remittance should be for an amount equal to the Exercise Price per share of Common Stock shown overleaf, multiplied by the number of shares of Common Stock in respect of which the Option is exercised.